Exhibit 10.1

SIXTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT

(ASSET BASED)

THIS AGREEMENT made and entered into as of this 6th day of September, 2006 by and between Allin Corporation; Allin Interactive Corporation; Allin Corporation of California DBA: Allin Consulting; Allin Network Products, Inc.; Allin Holdings Corporation; Allin Consulting of Pennsylvania, Inc.; and Codelab Technology Group, Inc., having a business address of 381 Mansfield Ave Suite 400, Pittsburgh, PA 15220-2751, hereinafter “Borrower”;

AND

S&T Bank having its principal office located at 800 Philadelphia St, Indiana, PA, 15701; hereinafter “Lender”.

WHEREAS, the parties did enter into a Loan and Security Agreement (Asset Based) dated October 1, 1998, hereinafter “Loan Agreement”; and

WHEREAS, pursuant to that Loan Agreement, the Borrower executed uniform commercial code statements and a Revolving Credit Note; and

WHEREAS, the parties desire that the section titled 1.2 Borrowing Base., paragraph (b) “Qualified Accounts”, subparagraph (i) and subparagraph (vii) of the Loan Agreement be modified.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby the parties agree as follows:

1. The Loan Agreement dated October 1, 1998, amended on March 25, 1999 (the “First Amendment”), September 30, 1999 (the “Second Amendment”), September 28, 2001 (the “Third Amendment”), September 26, 2005 (the “Fourth Amendment) and September 26, 2005 (the “Fifth Amendment”) is hereby amended by deleting in its entirety the section titled 1.2 Borrowing Base, paragraph (b) “Qualified Accounts”, subparagraph (i) and shall be substituted with the following:

(i) The account is not more than ninety (90) days from the date of the invoice on net thirty (30) days or similar commercially reasonable terms or more than one hundred twenty (120) days from the date of invoice for Thompson Financial and CitiGroup invoices;

2. The Loan Agreement dated October 1, 1998, amended on March 25, 1999 (the “First Amendment”), September 30, 1999 (the “Second Amendment”), September 28, 2001 (the “Third Amendment”), September 26, 2005 (the “Fourth Amendment) and September 26, 2005 (the “Fifth Amendment”) is hereby amended by deleting in its entirety the section titled 1.2 Borrowing Base, paragraph (b) “Qualified Accounts”, subparagraph (vii) and shall be substituted with the following:

(vii) The account does not arise with respect to an account debtor from whom fifty percent (50%) or more of the accounts are more than ninety (90) days from the date of the invoice on net thirty (30) days or similar commercially reasonable terms;

3. In all respects the uniform commercial code statements and the Revolving Credit Note dated October 1, 1998, as amended from time to time, shall remain in full force and effect.

WITNESS the due execution hereof and intending to be legally bound hereby the day and year first above written.

ATTEST: -	ALLIN CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	ALLIN INTERACTIVE CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	ALLIN CORPORATION OF CALIFORNIA

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	ALLIN NETWORK PRODUCTS, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	ALLIN HOLDINGS CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	ALLIN CONSULTING OF PENNSYLVANIA, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	CODELAB TECHNOLOGY GROUP, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Asst. Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST: -	S&T BANK

/s/ Frances M. Pape	By	/s/ Timothy A. Tyger
Assistant Secretary		Timothy A. Tyger,
Vice President